UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

iBASIS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

<STOCK#> 123456 C0123456789 12345 C 1234567890 C O Y MR ANDREW SAMPLE 1234 AMERICA DRIVE ANYWHERE, IL 60661 www.envisionreports.com/iBAS Step 1: Go to www.envisionreports.com/iBAS to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. iBasis, Inc. Shareholder Meeting Notice 011FSC IMPORTANT ANNUAL SHAREHOLDER MEETING INFORMATION — YOUR VOTE COUNTS! + + Important Notice Regarding the Availability of Proxy Materials for the iBasis, Inc. 2009 Annual Meeting of Shareholders to be Held on May 26, 2009 Pursuant to Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholder meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy of the proxy materials. The items to be voted on and location of the annual meeting are on the reverse side of this notice. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials, which include the proxy statement and annual report to shareholders, are available at: Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 4: Make your selection as instructed on each screen to vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before May 16, 2009 to facilitate timely delivery. .

Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current proxy materials you will receive an email with a link to the proxy materials. PLEASE NOTE: You must use the numbers in the shaded bar on the reverse side of this notice when requesting a set of proxy materials. [1] Internet – Go to www.envisionreports.com/iBAS. Follow the instructions to log in and order a paper or email copy of the current proxy materials and submit your preference for email or paper delivery of future proxy materials. [1] Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the proxy materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. [1] Email – Send email to investorvote@computershare.com with “Proxy Materials iBasis” in the subject line. Include in the message your full name and address, plus the three numbers located in the shaded bar on the reverse side of this notice, and state in the email that you want a paper copy of current proxy materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 16, 2009. iBasis, Inc. Shareholder Meeting Notice iBasis, Inc. 2009 Annual Meeting of Shareholders will be held on May 26, 2009 at 2:00 p.m. Eastern Time at 20 Second Avenue, Burlington, MA 01803. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR the following proposals: 1. Election of two Class 1 Directors: . Ofer Gneezy . Charles N. Corfield 2. Ratification of Adoption of the iBasis, Inc. Executive Bonus Plan. 3. Ratification of Appointment of PricewaterhouseCoopers LLP as Independent Registered Accounting Firm. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card and instructions to vote by phone. If you wish to attend and vote at the meeting, please bring this notice with you. 011FSC For directions to attend the iBasis, Inc. 2009 Annual Meeting of Shareholders in person, see the directions on the iBasis, Inc. web site at www.ibasis.com/about-us/contact-us.aspx.